UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

NATHAN’S FAMOUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35962	11-3166443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York		11753
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 338-8500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 8, 2015, Nathan’s Famous, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal quarter and fiscal year ended March 29, 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

As provided in General Instruction B.2 to Form 8-K, the information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statement and Financial Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated June 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2015	NATHAN’S FAMOUS, INC.

	By:	/s/ Ronald DeVos
		Name:	Ronald DeVos
		Title:	Vice President Finance and Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 8, 2015.